Statistical Supplement Package (unaudited) Fourth Quarter 2019 1 of 51

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information…................................................................................................................. 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 2 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Consolidated Results 3 of 51

Ameriprise Financial, Inc. Statistical Supplement Presentation Fourth Quarter 2019 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude the impact of consolidating certain investment entities ("CIEs"); integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses several non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. 4 of 51

Ameriprise Financial, Inc. Consolidated GAAP Income Statements Fourth Quarter 2019 Prior Year Comparisons (in millions, except per share amounts, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Management and financial advice fees $ 1,677 $ 1,627 $ 1,732 $ 1,794 $ 1,862 $ 6,776 $ 7,015 $ 185 11% $ 239 4% $ 68 4 % Distribution fees 474 480 490 480 469 1,877 1,919 (5) (1)% 42 2% (11) (2)% Net investment income 395 397 368 356 342 1,596 1,463 (53) (13)% (133) (8)% (14) (4)% Premiums 363 371 376 374 93 1,426 1,214 (270) (74)% (212) (15)% (281) (75)% Other revenues 299 278 316 347 338 1,249 1,279 39 13% 30 2% (9) (3)% Gain on disposal of business - - - - 213 - 213 213 - 213 - 213 - Total revenues 3,208 3,153 3,282 3,351 3,317 12,924 13,103 109 3% 179 1% (34) (1)% Banking and deposit interest expense 29 35 37 34 30 89 136 1 3% 47 53% (4) (12)% Total net revenues 3,179 3,118 3,245 3,317 3,287 12,835 12,967 108 3% 132 1% (30) (1)% Expenses Distribution expenses 910 900 948 971 991 3,637 3,810 81 9% 173 5% 20 2 % Interest credited to fixed accounts 175 204 186 127 152 674 669 (23) (13)% (5) (1)% 25 20 % Benefits, claims, losses and settlement expenses 444 670 584 594 728 2,302 2,576 284 64% 274 12% 134 23 % Amortization of deferred acquisition costs 142 16 58 112 (7) 322 179 (149) # (143) (44)% (119) # Interest and debt expense 64 53 59 52 50 245 214 (14) (22)% (31) (13)% (2) (4)% General and administrative expense 792 805 823 820 839 3,171 3,287 47 6% 116 4% 19 2 % Total expenses 2,527 2,648 2,658 2,676 2,753 10,351 10,735 226 9% 384 4% 77 3 % Pretax income 652 470 587 641 534 2,484 2,232 (118) (18)% (252) (10)% (107) (17)% Income tax provision 113 75 95 98 71 386 339 (42) (37)% (47) (12)% (27) (28)% Net income $ 539 $ 395 $ 492 $ 543 $ 463 $ 2,098 $ 1,893 $ (76) (14)% $ (205) (10)% $ (80) (15)% Net Investment Income Investment income on fixed maturities $ 351 $ 353 $ 344 $ 349 $ 332 $ 1,353 $ 1,378 $ (19) (5)% $ 25 2% $ (17) (5)% Realized investment gains (losses) (1) (5) 4 - (10) (2) 10 (8) 3 60% (18) # 8 80 % Affordable housing (9) (15) (17) (26) (40) (58) (98) (31) # (40) (69)% (14) (54)% Other (including seed money) 22 32 16 19 30 154 97 8 36% (57) (37)% 11 58 % Consolidated investment entities 36 23 25 24 22 137 94 (14) (39)% (43) (31)% (2) (8)% Total net investment income $ 395 $ 397 $ 368 $ 356 $ 342 $ 1,596 $ 1,463 $ (53) (13)% $ (133) (8)% $ (14) (4)% Earnings Per Share Basic earnings per share $ 3.81 $ 2.85 $ 3.61 $ 4.09 $ 3.59 $ 14.41 $ 14.12 $ (0.22) (6)% $ (0.29) (2)% $ (0.50) (12)% Earnings per diluted share $ 3.76 $ 2.82 $ 3.57 $ 4.04 $ 3.53 $ 14.20 $ 13.92 $ (0.23) (6)% $ (0.28) (2)% $ (0.51) (13)% Earnings per diluted share growth NM (27.9)% 15.2% 17.8% (6.1)% 50.4% (2.0)% NM (52.4)% (23.9)% Weighted average common shares outstanding Basic weighted average common shares outstanding 141.5 138.8 136.1 132.7 129.0 145.6 134.1 (12.5) (9)% (11.5) (8)% (3.7) (3)% Effect of potentially dilutive nonqualified stock options and other share-based awards 1.7 1.3 1.9 1.8 2.3 2.1 1.9 0.6 35% (0.2) (10)% 0.5 28 % Diluted weighted average common shares outstanding 143.2 140.1 138.0 134.5 131.3 147.7 136.0 (11.9) (8)% (11.7) (8)% (3.2) (2)% Metrics Net revenue growth - (1.6)% 1.5% 0.8% 3.4% 5.8% 1.0% 3.4% (4.8)% 2.6 % Pretax income margin 20.5% 15.1% 18.1% 19.3% 16.2% 19.4% 17.2% (4.3)% (2.2)% (3.1)% Effective tax rate 17.3% 15.9% 16.1% 15.4% 13.2% 15.5% 15.2% (4.1)% (0.3)% (2.2)% Total equity / outstanding shares (2) $ 40.03 $ 42.56 $ 44.83 $ 45.92 $ 45.04 $ 40.03 $ 45.04 $ 5.01 13% $ 5.01 13% $ (0.88) (2)% Total equity excluding AOCI / outstanding shares (3)(4) $ 42.11 $ 42.30 $ 42.83 $ 43.34 $ 42.98 $ 42.11 $ 42.98 $ 0.87 2% $ 0.87 2% $ (0.36) (1)% (1) Q1 2019 includes a $5M impairment classified as restructuring costs related to the sale of Auto & Home. (2) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pgs 47 and 48. NM Not Meaningful # Variance equal to or greater than 100%. 5 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Fourth Quarter 2019 Prior Year Comparisons (in millions except per share amounts, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Total net revenues $ 3,179 $ 3,118 $ 3,245 $ 3,317 $ 3,287 $ 12,835 $ 12,967 $ 108 3% $ 132 1% $ (30) (1)% Less revenues attributable to the CIEs 34 21 24 22 21 127 88 (13) (38)% (39) (31)% (1) (5)% Less net realized investment gains (losses) (1) (5) 9 - (13) (2) 10 (6) 3 60% (16) # 11 85 % Less market impact on indexed universal life benefits (1) (2) (17) (8) 17 8 (7) - 10 # 7 # (9) (53)% Less market impact of hedges on investments (16) (10) (18) (9) 2 11 (35) 18 # (46) # 11 # Less gain on disposal of business (4) - - - - 213 - 213 213 - 213 - 213 - Less integration/restructuring charges (2) - (3) - - - - (3) - - (3) - - - Adjusted operating total net revenues (4) $ 3,168 $ 3,118 $ 3,247 $ 3,300 $ 3,045 $ 12,694 $ 12,710 $ (123) (4)% $ 16 - $ (255) (8)% Earnings Net income $ 539 $ 395 $ 492 $ 543 $ 463 $ 2,098 $ 1,893 $ (76) (14)% $ (205) (10)% $ (80) (15)% Less net income (loss) attributable to the CIEs (1) - 1 (1) 1 (1) 1 2 # 2 # 2 # Integration/restructuring charges (2)(4) 3 7 2 2 6 19 17 3 # (2) (11)% 4 # Market impact on variable annuity guaranteed benefits (1)(4) (99) 142 60 2 375 31 579 474 # 548 # 373 # Market impact on fixed index annuity benefits (1)(4) (1) - (1) 1 - (1) - 1 # 1 # (1) # Market impact on indexed universal life benefits (1)(4) 9 51 26 (48) (17) 17 12 (26) # (5) (29)% 31 65 % Mean reversion related impacts (1)(4) 71 (36) (18) 36 (39) 33 (57) (110) # (90) # (75) # Market impact of hedges on investments (4) 16 10 18 9 (2) (11) 35 (18) # 46 # (11) # Less gain on disposal of business (4) - - - - 213 - 213 213 - 213 - 213 - Less net realized investment gains (losses) (1)(4) (6) 9 - (11) (2) 9 (4) 4 67% (13) # 9 82 % Tax effect of adjustments (5) (1) (35) (18) (3) (23) (17) (79) (22) # (62) # (20) # Adjusted operating earnings (3) $ 544 $ 525 $ 560 $ 554 $ 551 $ 2,161 $ 2,190 $ 7 1% $ 29 1% $ (3) (1)% Pretax Earnings Pretax income $ 652 $ 470 $ 587 $ 641 $ 534 $ 2,484 $ 2,232 $ (118) (18)% $ (252) (10)% $ (107) (17)% Less pretax income (loss) attributable to the CIEs (1) - 1 (1) 1 (1) 1 2 # 2 # 2 # Integration/restructuring charges (2) 3 7 2 2 6 19 17 3 # (2) (11)% 4 # Market impact on variable annuity guaranteed benefits (1) (99) 142 60 2 375 31 579 474 # 548 # 373 # Market impact on fixed index annuity benefits (1) (1) - (1) 1 - (1) - 1 # 1 # (1) # Market impact on indexed universal life benefits (1) 9 51 26 (48) (17) 17 12 (26) # (5) (29)% 31 65 % Mean reversion related impacts (1) 71 (36) (18) 36 (39) 33 (57) (110) # (90) # (75) # Market impact of hedges on investments 16 10 18 9 (2) (11) 35 (18) # 46 # (11) # Less gain on disposal of business (4) - - - - 213 - 213 213 - 213 - 213 - Less net realized investment gains (losses) (1) (6) 9 - (11) (2) 9 (4) 4 67% (13) # 9 82 % Pretax adjusted operating earnings (3) $ 658 $ 635 $ 673 $ 655 $ 645 $ 2,564 $ 2,608 $ (13) (2)% $ 44 2% $ (10) (2)% Pretax Adjusted Operating Margin (3)(6) 20.8% 20.4% 20.7% 19.8% 21.2% 20.2% 20.5% 0.4% 0.3% 1.4 % Adjusted Operating Effective Tax Rate (3)(7) 17.3% 17.3% 16.8% 15.4% 14.6% 15.7% 16.0% (2.7)% 0.3% (0.8)% Weighted Average Common Shares Outstanding Basic 141.5 138.8 136.1 132.7 129.0 145.6 134.1 (12.5) (9)% (11.5) (8)% (3.7) (3)% Diluted 143.2 140.1 138.0 134.5 131.3 147.7 136.0 (11.9) (8)% (11.7) (8)% (3.2) (2)% Adjusted Operating Earnings Per Share (3) Basic adjusted operating earnings per share $ 3.84 $ 3.78 $ 4.11 $ 4.17 $ 4.27 $ 14.84 $ 16.33 $ 0.43 11% $ 1.49 10% $ 0.10 2 % Adjusted operating earnings per diluted share $ 3.80 $ 3.75 $ 4.06 $ 4.12 $ 4.20 $ 14.63 $ 16.10 $ 0.40 11% $ 1.47 10% $ 0.08 2 % Return on Equity Return on equity excluding AOCI (3)(7) 36.0% 32.5% 33.1% 34.0% 33.1% 36.0% 33.1% (2.9)% (2.9)% (0.9)% Adjusted operating return on equity excluding AOCI (3)(7) 37.1% 36.4% 37.1% 37.7% 38.3% 37.1% 38.3% 1.2% 1.2% 0.6% (1) Adjusted operating adjustments for net realized investment gains (losses), mean reversion related impacts, market impact on indexed universal life benefits, market impact on fixed index annuity benefits, and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual. (2) Q1 2019 includes a $5M impairment classified as restructuring costs related to the sale of Auto & Home. (3) See non-GAAP financial information on pg 33. (4) Pretax adjusted operating adjustments. (5) Calculated using the statutory tax rate of 21%. (6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. (7) Non-GAAP financial measure reconciliations can be found on pg 47 and 48. # Variance equal to or greater than 100%. 6 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Fourth Quarter 2019 Prior Year Comparisons (in millions except per share amounts, headcount and where noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Book Value Total equity excluding CIEs / outstanding shares (1)(2) $ 40.02 $ 42.55 $ 44.83 $ 45.92 $ 45.03 $ 40.02 $ 45.03 $ 5.01 13% $ 5.01 13% $ (0.89) (2)% Total equity excluding CIEs and AOCI / outstanding shares (1)(3) $ 42.11 $ 42.29 $ 42.83 $ 43.33 $ 42.97 $ 42.11 $ 42.97 $ 0.86 2% $ 0.86 2% $ (0.36) (1)% Adjusted Operating Metrics Adjusted operating earnings per diluted share growth: Target 12 - 15% NM 2.2% 14.0% 14.1% 10.5% 47.9% 10.0 % NM (37.9)% (3.6)% Adjusted operating return on equity excluding AOCI: Target 30%+ (1) 37.1% 36.4% 37.1% 37.7% 38.3% 37.1% 38.3% 1.2% 1.2% 0.6 % Debt to Capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.9% 36.7% 34.0% 34.1% 35.1% 33.9% 35.1% 1.2% 1.2% 1.0 % Goodwill and Intangible Assets $ 1,987 $ 1,990 $ 1,976 $ 1,963 $ 1,990 $ 1,987 $ 1,990 $ 3 - $ 3 - $ 27 1 % Assets Under Management and Administration Advice & Wealth Management AUM $ 249,910 $ 276,921 $ 289,933 $ 295,907 $ 315,201 $ 249,910 $ 315,201 $ 65,291 26% $ 65,291 26% $ 19,294 7 % Asset Management AUM 430,650 459,112 468,274 468,564 494,181 430,650 494,181 63,531 15% 63,531 15% 25,617 5 % Corporate AUM 39 49 46 47 49 39 49 10 26% 10 26% 2 4 % Eliminations (26,433) (28,355) (29,299) (29,706) (31,358) (26,433) (31,358) (4,925) (19)% (4,925) (19)% (1,652) (6)% Total Assets Under Management 654,166 707,727 728,954 734,812 778,073 654,166 778,073 123,907 19% 123,907 19% 43,261 6 % Total Assets Under Administration 168,566 183,456 186,950 186,471 195,376 168,566 195,376 26,810 16% 26,810 16% 8,905 5 % Total AUM and AUA $ 822,732 $ 891,183 $ 915,904 $ 921,283 $ 973,449 $ 822,732 $ 973,449 $ 150,717 18% $ 150,717 18% $ 52,166 6 % Business Metrics AWM total client assets $ 538,978 $ 588,345 $ 607,514 $ 611,650 $ 643,046 $ 538,978 $ 643,046 $ 104,068 19% $ 104,068 19% $ 31,396 5 % Total financial advisors 9,931 9,979 9,951 9,930 9,871 9,931 9,871 (60) (1)% (60) (1)% (59) (1)% Net Flows and Net Deposits Advisor wrap $ 4,507 $ 4,337 $ 4,819 $ 4,109 $ 4,359 $ 21,120 $ 17,624 $ (148) (3)% $ (3,496) (17)% $ 250 6 % Asset Management $ (4,667) $ (7,231) $ (1,927) $ (1,277) $ 3,348 $ (21,180) $ (7,087) $ 8,015 # $ 14,093 67% $ 4,625 # Annuities (4) $ (1,015) $ (1,050) $ (1,027) $ (841) $ (931) $ (4,186) $ (3,849) $ 84 8% $ 337 8% $ (90) (11)% Variable universal life / Universal life $ (56) $ (93) $ (57) $ (63) $ (52) $ (281) $ (265) $ 4 7% $ 16 6% $ 11 17 % S&P 500 Daily average 2,689 2,720 2,884 2,958 3,089 2,744 2,914 400 15% 170 6% 131 4 % Period end 2,507 2,834 2,942 2,977 3,231 2,507 3,231 724 29% 724 29% 254 9 % Weighted Equity Index (WEI) (5) Daily average 1,905 1,930 2,030 2,065 2,152 1,974 2,045 247 13% 71 4% 87 4 % Period end 1,776 2,001 2,069 2,075 2,247 1,776 2,247 471 27% 471 27% 172 8% (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48. (2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) Excludes payout annuities. (5) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets. NM Not Meaningful # Variance equal to or greater than 100%. 7 of 51

Ameriprise Financial, Inc. Common Share and Capital Summary Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Common shares Beginning balance 139.8 136.3 134.2 131.3 127.4 146.6 136.3 (12.4) (9)% (10.3) (7)% (3.9) (3)% Repurchases (3.6) (2.8) (3.0) (4.0) (3.6) (11.3) (13.4) - - (2.1) (19)% 0.4 10 % Issuances 0.1 0.9 0.3 0.3 0.3 1.6 1.8 0.2 # 0.2 13% - - Other - (0.2) (0.2) (0.2) (0.2) (0.6) (0.8) (0.2) - (0.2) (33)% - - Total common shares outstanding 136.3 134.2 131.3 127.4 123.9 136.3 123.9 (12.4) (9)% (12.4) (9)% (3.5) (3)% Restricted stock units 3.3 3.1 3.2 3.2 3.3 3.3 3.3 - - - - 0.1 3 % Total basic common shares outstanding 139.6 137.3 134.5 130.6 127.2 139.6 127.2 (12.4) (9)% (12.4) (9)% (3.4) (3)% Total potentially dilutive shares 1.3 1.5 2.0 1.9 2.6 1.3 2.6 1.3 # 1.3 # 0.7 37 % Total diluted shares 140.9 138.8 136.5 132.5 129.8 140.9 129.8 (11.1) (8)% (11.1) (8)% (2.7) (2)% Capital Returned to Shareholders Dividends paid $ 128 $ 127 $ 134 $ 129 $ 128 $ 516 $ 518 $ - - $ 2 - $ (1) (1)% Common stock share repurchases $ 436 $ 355 $ 436 $ 547 $ 561 $ 1,576 $ 1,899 $ 125 29% $ 323 20% $ 14 3 % Allocated Capital (1) Advice & Wealth Management $ 742 $ 756 $ 817 $ 910 $ 977 $ 742 $ 977 $ 235 32% $ 235 32% $ 67 7 % Asset Management 1,848 1,849 1,844 1,827 1,838 1,848 1,838 (10) (1)% (10) (1)% 11 1 % Annuities 1,892 1,770 1,741 1,802 1,861 1,892 1,861 (31) (2)% (31) (2)% 59 3 % Protection 850 773 743 769 777 850 777 (73) (9)% (73) (9)% 8 1 % Corporate & Other 3,396 4,009 3,665 3,401 3,063 3,396 3,063 (333) (10)% (333) (10)% (338) (10)% Total allocated capital $ 8,728 $ 9,157 $ 8,810 $ 8,709 $ 8,516 $ 8,728 $ 8,516 $ (212) (2)% $ (212) (2)% $ (193) (2)% (1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs. # Variance equal to or greater than 100%. 8 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Segment Results 9 of 51

Ameriprise Financial, Inc. Segment Summary Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Segment Summary Advice & Wealth Management Adjusted operating total net revenues $ 1,581 $ 1,554 $ 1,653 $ 1,682 $ 1,710 $ 6,189 $ 6,599 $ 129 8% $ 410 7% $ 28 2 % Adjusted operating expenses 1,213 1,204 1,277 1,286 1,323 4,800 5,090 110 9% 290 6% 37 3 % Pretax adjusted operating earnings $ 368 $ 350 $ 376 $ 396 $ 387 $ 1,389 $ 1,509 $ 19 5% $ 120 9% $ (9) (2)% Allocated capital $ 742 $ 756 $ 817 $ 910 $ 977 $ 742 $ 977 $ 235 32% $ 235 32% $ 67 7 % Adjusted operating return on allocated capital (1) 159.3% 159.8% 158.3% 155.6% 150.9% 159.3% 150.9% (8.4)% (8.4)% (4.7)% Pretax adjusted operating margin 23.3% 22.5% 22.7% 23.5% 22.6% 22.4% 22.9% (0.7)% 0.5% (0.9)% Asset Management Adjusted operating total net revenues $ 706 $ 689 $ 712 $ 742 $ 770 $ 3,011 $ 2,913 $ 64 9% $ (98) (3)% $ 28 4 % Adjusted operating expenses 553 543 548 569 592 2,283 2,252 39 7% (31) (1)% 23 4 % Pretax adjusted operating earnings $ 153 $ 146 $ 164 $ 173 $ 178 $ 728 $ 661 $ 25 16% $ (67) (9)% $ 5 3 % Allocated capital $ 1,848 $ 1,849 $ 1,844 $ 1,827 $ 1,838 $ 1,848 $ 1,838 $ (10) (1)% $ (10) (1)% $ 11 1 % Adjusted operating return on allocated capital (1) 33.0% 30.6% 29.8% 28.7% 30.2% 33.0% 30.2% (2.8)% (2.8)% 1.5 % Pretax adjusted operating margin 21.7% 21.2% 23.0% 23.3% 23.1% 24.2% 22.7% 1.4% (1.5)% (0.2)% Adjusted operating total net revenues $ 706 $ 689 $ 712 $ 742 $ 770 $ 3,011 $ 2,913 $ 64 9% $ (98) (3)% $ 28 4 % Distribution pass thru revenues (180) (179) (186) (189) (193) (772) (747) (13) (7)% 25 3% (4) (2)% Subadvisory and other pass thru revenues (81) (81) (81) (83) (85) (344) (330) (4) (5)% 14 4% (2) (2)% (2) Net adjusted operating revenues $ 445 $ 429 $ 445 $ 470 $ 492 $ 1,895 $ 1,836 $ 47 11% $ (59) (3)% $ 22 5 % Pretax adjusted operating earnings $ 153 $ 146 $ 164 $ 173 $ 178 $ 728 $ 661 $ 25 16% $ (67) (9)% $ 5 3 % Adjusted operating net investment income (2) (6) (3) (2) (4) (19) (15) (2) # 4 21% (2) # Amortization of intangibles 4 4 4 9 4 18 21 - - 3 17% (5) (56)% (2) Net adjusted operating earnings $ 155 $ 144 $ 165 $ 180 $ 178 $ 727 $ 667 $ 23 15% $ (60) (8)% $ (2) (1)% Net pretax adjusted operating margin (2)(3) 34.8% 33.6% 37.1% 38.3% 36.2% 38.4% 36.3% 1.4% (2.1)% (2.1)% Annuities Adjusted operating total net revenues $ 613 $ 604 $ 620 $ 617 $ 618 $ 2,476 $ 2,459 $ 5 1% $ (17) (1)% $ 1 - Adjusted operating expenses 494 476 491 497 498 1,980 1,962 4 1% (18) (1)% 1 - Pretax adjusted operating earnings $ 119 $ 128 $ 129 $ 120 $ 120 $ 496 $ 497 $ 1 1% $ 1 - $ - - Allocated capital $ 1,892 $ 1,770 $ 1,741 $ 1,802 $ 1,861 $ 1,892 $ 1,861 $ (31) (2)% $ (31) (2)% $ 59 3 % Adjusted operating return on allocated capital (1) 21.9% 22.2% 22.9% 22.7% 23.0% 21.9% 23.0% 1.1% 1.1% 0.3 % Pretax adjusted operating margin 19.4% 21.2% 20.8% 19.4% 19.4% 20.0% 20.2% - 0.2% - Protection Adjusted operating total net revenues $ 260 $ 262 $ 259 $ 265 $ 261 $ 1,096 $ 1,047 $ 1 - $ (49) (4)% $ (4) (2)% Adjusted operating expenses 193 188 194 208 196 841 786 3 2% (55) (7)% (12) (6)% Pretax adjusted operating earnings $ 67 $ 74 $ 65 $ 57 $ 65 $ 255 $ 261 $ (2) (3)% $ 6 2% $ 8 14 % Allocated capital $ 850 $ 773 $ 743 $ 769 $ 777 $ 850 $ 777 $ (73) (9)% $ (73) (9)% $ 8 1 % Adjusted operating return on allocated capital (1) 27.2% 27.6% 28.3% 28.1% 28.0% 27.2% 28.0% 0.8% 0.8% (0.1)% Pretax adjusted operating margin 25.8% 28.2% 25.1% 21.5% 24.9% 23.3% 24.9% (0.9)% 1.6% 3.4 % Corporate & Other Corporate excluding Long Term Care and Auto & Home pretax adjusted operating loss $ (47) $ (78) $ (79) $ (73) $ (103) $ (233) $ (333) $ (56) # $ (100) (43)% $ (30) (41)% Long Term Care pretax adjusted operating earnings (loss) $ (5) $ 6 $ 4 $ (8) $ (2) $ (61) $ - $ 3 60% $ 61 # $ 6 75 % Auto & Home pretax adjusted operating earnings (loss) (4) $ 3 $ 9 $ 14 $ (10) N/A $ (10) N/A N/A N/A N/A N/A N/A N/A (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) See non-GAAP financial information on pg 33. (3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. (4) Auto & Home business sold as of October 1, 2019 to American Family Insurance # Variance equal to or greater than 100%. 10 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Advice & Wealth Management Segment 11 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Advice & Wealth Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 910 $ 878 $ 954 $ 984 $ 1,025 $ 3,538 $ 3,841 $ 115 13% $ 303 9% $ 41 4 % Distribution fees 564 561 580 578 562 2,241 2,281 (2) - 40 2% (16) (3)% Net investment income 93 99 101 110 101 316 411 8 9% 95 30% (9) (8)% Premiums - - - - - - - - - - - - - Other revenues 43 51 54 45 52 183 202 9 21% 19 10% 7 16 % Total revenues 1,610 1,589 1,689 1,717 1,740 6,278 6,735 130 8% 457 7% 23 1 % Banking and deposit interest expense 29 35 36 35 30 89 136 1 3% 47 53% (5) (14)% Adjusted operating total net revenues 1,581 1,554 1,653 1,682 1,710 6,189 6,599 129 8% 410 7% 28 2 % Expenses Distribution expenses 888 870 926 948 970 3,521 3,714 82 9% 193 5% 22 2 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 2 3 3 2 3 10 11 1 50% 1 10% 1 50 % General and administrative expense 323 331 348 336 350 1,269 1,365 27 8% 96 8% 14 4 % Adjusted operating expenses 1,213 1,204 1,277 1,286 1,323 4,800 5,090 110 9% 290 6% 37 3 % Pretax adjusted operating earnings $ 368 $ 350 $ 376 $ 396 $ 387 $ 1,389 $ 1,509 $ 19 5% $ 120 9% $ (9) (2)% Pretax adjusted operating margin 23.3% 22.5% 22.7% 23.5% 22.6% 22.4% 22.9% (0.7)% 0.5% (0.9)% Return on Capital Allocated capital $ 742 $ 756 $ 817 $ 910 $ 977 $ 742 $ 977 $ 235 32% $ 235 32% $ 67 7 % Adjusted operating return on allocated capital (1) 159.3% 159.8% 158.3% 155.6% 150.9% 159.3% 150.9% (8.4)% (8.4)% (4.7)% Brokerage Cash Balances On-balance sheet - broker dealer $ 3,661 $ 3,397 $ 3,137 $ 3,169 $ 3,141 $ 3,661 $ 3,141 $ (520) (14)% $ (520) (14)% $ (28) (1)% On-balance sheet - bank $ - $ - $ 2,205 $ 2,543 $ 3,788 $ - $ 3,788 $ 3,788 - $ 3,788 - $ 1,245 49 % Off-balance sheet - broker dealer $ 24,069 $ 21,928 $ 18,964 $ 18,295 $ 18,470 $ 24,069 $ 18,470 $ (5,599) (23)% $ (5,599) (23)% $ 175 1 % Total Brokerage cash balances $ 27,730 $ 25,325 $ 24,306 $ 24,006 $ 25,399 $ 27,730 $ 25,399 $ (2,331) (8)% $ (2,331) (8)% $ 1,393 6 % Brokerage sweep fee 1.95% 2.12% 2.10% 2.04% 1.66% 1.64% 1.98% (0.29)% 0.34% (0.38)% Certificates balance $ 7,892 $ 8,139 $ 7,951 $ 7,744 $ 7,522 $ 7,892 $ 7,522 $ (370) (5)% $ (370) (5)% $ (222) (3)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. 12 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Fourth Quarter 2019 Prior Year Comparisons (in millions, except headcount and where noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Product Information Certificates and Banking - Combined Pretax adjusted operating earnings $ 19 $ 16 $ 16 $ 16 $ 18 $ 67 $ 66 $ (1) (5)% $ (1) (1)% $ 2 13 % Allocated capital $ 430 $ 444 $ 503 $ 598 $ 650 $ 430 $ 650 $ 220 51% $ 220 51% $ 52 9 % Adjusted operating return on allocated capital (1) 14.6% 13.7% 12.9% 11.7% 10.6% 14.6% 10.6% (4.0)% (4.0)% (1.1)% Wealth Management & Distribution Pretax adjusted operating earnings $ 349 $ 334 $ 360 $ 380 $ 369 $ 1,322 $ 1,443 $ 20 6% $ 121 9% $ (11) (3)% Allocated capital $ 312 $ 312 $ 314 $ 312 $ 327 $ 312 $ 327 $ 15 5% $ 15 5% $ 15 5 % Adjusted operating return on allocated capital (1) 318.9% 333.3% 347.8% 367.8% 384.4% 318.9% 384.4% 65.5% 65.5% 16.6 % Financial Advisors Employee advisors (2) 2,176 2,190 2,185 2,165 2,131 2,176 2,131 (45) (2)% (45) (2)% (34) (2)% Franchisee advisors 7,755 7,789 7,766 7,765 7,740 7,755 7,740 (15) - (15) - (25) - Total financial advisors 9,931 9,979 9,951 9,930 9,871 9,931 9,871 (60) (1)% (60) (1)% (59) (1)% Adjusted operating total net revenues per financial advisor (in thousands) (3) $ 159 $ 156 $ 166 $ 169 $ 173 $ 624 $ 664 $ 14 9% $ 40 6% $ 4 2 % Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4) $ 624 $ 628 $ 638 $ 650 $ 664 $ 624 $ 664 $ 40 6% $ 40 6% $ 14 2 % Advisor Retention Employee 92.0% 93.0% 92.9% 91.8% 91.2% 92.0% 91.2% (0.8)% (0.8)% (0.6)% Franchisee 93.5% 93.6% 93.2% 92.8% 92.8% 93.5% 92.8% (0.7)% (0.7)% - AWM Total Client Assets $ 538,978 $ 588,345 $ 607,514 $ 611,650 $ 643,046 $ 538,978 $ 643,046 $ 104,068 19% $ 104,068 19% $ 31,396 5 % Total Wrap Accounts Beginning assets $ 272,243 $ 251,486 $ 278,794 $ 291,969 $ 298,063 $ 248,150 $ 251,486 $ 25,820 9% $ 3,336 1% $ 6,094 2 % Inflows from acquisitions - - - - - - - - - - - - - Other net flows 4,507 4,337 4,819 4,109 4,359 21,120 17,624 (148) (3)% (3,496) (17)% 250 6 % Net flows (5) 4,507 4,337 4,819 4,109 4,359 21,120 17,624 (148) (3)% (3,496) (17)% 250 6 % Market appreciation (depreciation) and other (5) (25,264) 22,971 8,356 1,985 15,114 (17,784) 48,426 40,378 # 66,210 # 13,129 # Total wrap ending assets $ 251,486 $ 278,794 $ 291,969 $ 298,063 $ 317,536 $ 251,486 $ 317,536 $ 66,050 26% $ 66,050 26% $ 19,473 7 % Advisory wrap account assets ending balance (6) $ 249,072 $ 276,077 $ 289,070 $ 295,031 $ 314,281 $ 249,072 $ 314,281 $ 65,209 26% $ 65,209 26% $ 19,250 7% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) IPI advisors are being included in the employee advisor count. (3) Year-to-date is sum of current and prior quarters for the year under review. (4) Trailing twelve months is the sum of the last four quarters. (5) IPI wrap net flows are included in Net flows starting in Q4 2018. Prior to that, the change in IPI wrap assets was included in Market appreciation (depreciation) and other. (6) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. Beginning Q4 2019, all advisory fee billing is calculated in advance on a monthly basis using point-in-time assets. Prior to Q4 2019, some advisory accounts billed in arrears on a quarterly or monthly basis using average daily assets. # Variance equal to or greater than 100%. 13 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Asset Management Segment 14 of 51

Ameriprise Financial, Inc. Asset Management Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Asset Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 602 $ 584 $ 607 $ 636 $ 661 $ 2,540 $ 2,488 $ 59 10% $ (52) (2)% $ 25 4 % Distribution fees 101 98 103 102 105 433 408 4 4% (25) (6)% 3 3 % Net investment income 2 6 3 2 4 19 15 2 # (4) (21)% 2 # Premiums - - - - - - - - - - - - - Other revenues 1 1 - 1 - 19 2 (1) # (17) (89)% (1) # Total revenues 706 689 713 741 770 3,011 2,913 64 9% (98) (3)% 29 4 % Banking and deposit interest expense - - 1 (1) - - - - - - - 1 # Adjusted operating total net revenues 706 689 712 742 770 3,011 2,913 64 9% (98) (3)% 28 4 % Expenses Distribution expenses 227 223 230 236 239 961 928 12 5% (33) (3)% 3 1 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs 3 3 2 2 2 13 9 (1) (33)% (4) (31)% - - Interest and debt expense 7 6 7 6 6 24 25 (1) (14)% 1 4% - - General and administrative expense 316 311 309 325 345 1,285 1,290 29 9% 5 - 20 6 % Adjusted operating expenses 553 543 548 569 592 2,283 2,252 39 7% (31) (1)% 23 4 % Pretax adjusted operating earnings $ 153 $ 146 $ 164 $ 173 $ 178 $ 728 $ 661 $ 25 16% $ (67) (9)% $ 5 3 % Pretax adjusted operating margin 21.7% 21.2% 23.0% 23.3% 23.1% 24.2% 22.7% 1.4% (1.5)% (0.2)% Adjusted operating total net revenues $ 706 $ 689 $ 712 $ 742 $ 770 $ 3,011 $ 2,913 $ 64 9% $ (98) (3)% $ 28 4 % Distribution pass thru revenues (180) (179) (186) (189) (193) (772) (747) (13) (7)% 25 3% (4) (2)% Subadvisory and other pass thru revenues (81) (81) (81) (83) (85) (344) (330) (4) (5)% 14 4% (2) (2)% (1) Net adjusted operating revenues $ 445 $ 429 $ 445 $ 470 $ 492 $ 1,895 $ 1,836 $ 47 11% $ (59) (3)% $ 22 5 % Pretax adjusted operating earnings $ 153 $ 146 $ 164 $ 173 $ 178 $ 728 $ 661 $ 25 16% $ (67) (9)% $ 5 3 % Adjusted operating net investment income (2) (6) (3) (2) (4) (19) (15) (2) # 4 21% (2) # Amortization of intangibles 4 4 4 9 4 18 21 - - 3 17% (5) (56)% (1) Net adjusted operating earnings $ 155 $ 144 $ 165 $ 180 $ 178 $ 727 $ 667 $ 23 15% $ (60) (8)% $ (2) (1)% Net pretax adjusted operating margin (1)(2) 34.8% 33.6% 37.1% 38.3% 36.2% 38.4% 36.3% 1.4% (2.1)% (2.1)% Performance Fees (3) Performance fees $ 7 $ 6 $ 12 $ 33 $ 41 $ 35 $ 92 $ 34 # $ 57 # $ 8 24 % Performance fee related general and administrative expense 2 3 - 15 22 12 40 20 # 28 # 7 47 % Net performance fees $ 5 $ 3 $ 12 $ 18 $ 19 $ 23 $ 52 $ 14 # $ 29 # $ 1 6 % Return on Capital Allocated capital $ 1,848 $ 1,849 $ 1,844 $ 1,827 $ 1,838 $ 1,848 $ 1,838 $ (10) (1)% $ (10) (1)% $ 11 1 % Adjusted operating return on allocated capital (4) 33.0% 30.6% 29.8% 28.7% 30.2% 33.0% 30.2% (2.8)% (2.8)% 1.5% (1) See non-GAAP financial information on pg 33. (2) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. (3) Performance fees do not include CLO incentive fees. (4) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. # Variance equal to or greater than 100%. 15 of 51

Ameriprise Financial, Inc. Asset Management Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Total Managed Assets by Type Equity $ 228,950 $ 250,710 $ 252,740 $ 250,807 $ 271,149 $ 228,950 $ 271,149 $ 42,199 18% $ 42,199 18% $ 20,342 8 % Fixed income 160,879 166,092 172,618 176,105 179,210 160,879 179,210 18,331 11% 18,331 11% 3,105 2 % Money market 5,099 5,092 5,340 4,797 5,634 5,099 5,634 535 10% 535 10% 837 17 % Alternative 3,085 3,166 3,154 3,163 3,093 3,085 3,093 8 - 8 - (70) (2)% Hybrid and other 32,637 34,052 34,422 33,692 35,095 32,637 35,095 2,458 8% 2,458 8% 1,403 4 % Total managed assets by type $ 430,650 $ 459,112 $ 468,274 $ 468,564 $ 494,181 $ 430,650 $ 494,181 $ 63,531 15% $ 63,531 15% $ 25,617 5 % Average Managed Assets by Type (1) Equity $ 250,616 $ 244,009 $ 250,129 $ 250,986 $ 260,719 $ 266,353 $ 251,472 $ 10,103 4% $ (14,881) (6)% $ 9,733 4 % Fixed income 163,733 164,527 168,090 174,440 178,194 168,893 171,246 14,461 9% 2,353 1% 3,754 2 % Money market 5,380 5,029 5,200 4,941 5,252 5,677 5,112 (128) (2)% (565) (10)% 311 6 % Alternative 3,243 3,132 3,168 3,138 3,084 4,433 3,122 (159) (5)% (1,311) (30)% (54) (2)% Hybrid and other 33,688 33,405 34,105 33,889 34,292 34,267 33,892 604 2% (375) (1)% 403 1 % Total average managed assets by type $ 456,660 $ 450,102 $ 460,692 $ 467,394 $ 481,541 $ 479,623 $ 464,844 $ 24,881 5% $ (14,779) (3)% $ 14,147 3 % Total Assets Under Advisement (2) 10,020 8,854 10,290 11,515 11,707 10,020 11,707 1,687 17% 1,687 17% 192 2% (1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period. (2) Assets are presented on a one-quarter lag. 16 of 51

Ameriprise Financial, Inc. Asset Management Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Managed Assets Rollforward Global Retail Funds Beginning assets $ 286,369 $ 247,943 $ 267,965 $ 272,784 $ 271,409 $ 287,803 $ 247,943 $ (14,960) (5)% $ (39,860) (14)% $ (1,375) (1)% Inflows 13,400 11,573 11,456 11,084 12,826 52,999 46,939 (574) (4)% (6,060) (11)% 1,742 16 % Outflows (20,171) (15,081) (13,442) (12,453) (12,817) (67,213) (53,793) 7,354 36% 13,420 20% (364) (3)% Net VP/VIT fund flows (736) (759) (761) (583) (640) (2,963) (2,743) 96 13% 220 7% (57) (10)% Net new flows (7,507) (4,267) (2,747) (1,952) (631) (17,177) (9,597) 6,876 92% 7,580 44% 1,321 68 % Reinvested dividends 7,597 555 2,906 580 5,664 11,608 9,705 (1,933) (25)% (1,903) (16)% 5,084 # Net flows 90 (3,712) 159 (1,372) 5,033 (5,569) 108 4,943 # 5,677 # 6,405 # Distributions (8,917) (715) (3,403) (708) (6,480) (13,777) (11,306) 2,437 27% 2,471 18% (5,772) # Market appreciation (depreciation) and other (28,738) 24,063 8,595 1,835 15,743 (18,212) 50,236 44,481 # 68,448 # 13,908 # Foreign currency translation (1) (861) 386 (532) (1,130) 1,747 (2,302) 471 2,608 # 2,773 # 2,877 # Total ending assets 247,943 267,965 272,784 271,409 287,452 247,943 287,452 39,509 16% 39,509 16% 16,043 6% % of total retail assets sub-advised 18.6% 18.4% 18.4% 18.6% 18.3% 18.6% 18.3% (0.3)% (0.3)% (0.2)% Global Institutional Beginning assets 198,983 182,707 191,147 195,490 197,155 206,755 182,707 (1,828) (1)% (24,048) (12)% 1,665 1 % Inflows 4,812 5,304 4,833 6,423 6,151 21,574 22,711 1,339 28% 1,137 5% (272) (4)% Outflows (9,569) (8,823) (6,919) (6,328) (7,836) (37,185) (29,906) 1,733 18% 7,279 20% (1,508) (24)% Net flows (4,757) (3,519) (2,086) 95 (1,685) (15,611) (7,195) 3,072 65% 8,416 54% (1,780) # Market appreciation (depreciation) and other (2) (10,227) 10,742 7,870 4,118 7,041 (4,497) 29,771 17,268 # 34,268 # 2,923 71 % Foreign currency translation (1) (1,292) 1,217 (1,441) (2,548) 4,218 (3,940) 1,446 5,510 # 5,386 # 6,766 # Total ending assets 182,707 191,147 195,490 197,155 206,729 182,707 206,729 24,022 13% 24,022 13% 9,574 5 % Total managed assets $ 430,650 $ 459,112 $ 468,274 $ 468,564 $ 494,181 $ 430,650 $ 494,181 $ 63,531 15% $ 63,531 15% $ 25,617 5 % Total net flows $ (4,667) $ (7,231) $ (1,927) $ (1,277) $ 3,348 $ (21,180) $ (7,087) $ 8,015 # $ 14,093 67% $ 4,625 # Former Parent Company Related (3) Retail net new flows $ (1,258) $ (278) $ (295) $ (117) $ (162) $ (2,772) $ (852) $ 1,096 87% $ 1,920 69% $ (45) (38)% Institutional net new flows (1,678) (825) (688) (1,183) (754) (5,241) (3,450) 924 55% 1,791 34% 429 36 % Total net new flows $ (2,936) $ (1,103) $ (983) $ (1,300) $ (916) $ (8,013) $ (4,302) $ 2,020 69% $ 3,711 46% $ 384 30% (1) Amounts represent local currency to US dollar translation for reporting purposes. (2) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance. (3) Former parent company related assets and net new flows are included in the rollforwards above. # Variance equal to or greater than 100%. 17 of 51

Ameriprise Financial, Inc. Asset Management Segment - Columbia Fourth Quarter 2019 Mutual Fund Rankings in top 2 Lipper Quartiles 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 Domestic Equity Equal weighted 1 year 46% 40% 49% 46% 57% 3 year 50% 50% 47% 47% 53% 5 year 63% 63% 56% 56% 47 % Asset weighted 1 year 56% 48% 66% 63% 75% 3 year 56% 58% 57% 61% 65% 5 year 68% 77% 77% 75% 69 % International Equity Equal weighted 1 year 35% 40% 55% 77% 100% 3 year 60% 65% 80% 80% 80% 5 year 60% 65% 55% 60% 65 % Asset weighted 1 year 49% 43% 68% 83% 100% 3 year 69% 80% 88% 87% 86% 5 year 65% 66% 58% 68% 69 % Taxable Fixed Income Equal weighted 1 year 50% 71% 82% 76% 83% 3 year 71% 75% 81% 75% 81% 5 year 75% 80% 88% 88% 88 % Asset weighted 1 year 48% 59% 67% 64% 90% 3 year 75% 76% 82% 82% 89% 5 year 82% 83% 90% 90% 90 % Tax Exempt Fixed Income Equal weighted 1 year 89% 84% 89% 89% 89% 3 year 100% 100% 95% 100% 89% 5 year 89% 89% 94% 94% 94 % Asset weighted 1 year 86% 85% 98% 98% 93% 3 year 100% 100% 98% 100% 92% 5 year 98% 91% 98% 98% 98 % Asset Allocation Funds Equal weighted 1 year 46% 46% 54% 38% 69% 3 year 64% 55% 55% 73% 64% 5 year 100% 100% 100% 89% 89 % Asset weighted 1 year 65% 66% 70% 64% 89% 3 year 50% 50% 49% 94% 90% 5 year 100% 100% 100% 99% 99 % Number of 4- or 5-star Morningstar rated funds Overall 52 49 53 52 56 3 year 46 55 51 48 51 5 year 49 52 49 49 53 Percent of 4- or 5-star Morningstar rated funds Overall 50% 48% 51% 50% 54% 3 year 44% 53% 50% 47% 49% 5 year 49% 53% 49% 49% 53 % Percent of 4- or 5-star Morningstar rated assets Overall 67% 54% 57% 58% 66% 3 year 50% 53% 46% 49% 50% 5 year 59% 61% 56% 57% 59 % Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included. Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor. Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median. 18 of 51

Ameriprise Financial, Inc. Asset Management Segment - Threadneedle Fourth Quarter 2019 Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 Equity Equal weighted 1 year 40% 50% 60% 65% 87% 3 year 41% 49% 57% 64% 77% 5 year 70% 73% 74% 72% 70 % Asset weighted 1 year 51% 67% 58% 79% 91% 3 year 55% 60% 57% 73% 79% 5 year 79% 80% 82% 82% 82 % Fixed Income Equal weighted 1 year 50% 72% 86% 79% 78% 3 year 72% 70% 77% 88% 88% 5 year 69% 80% 77% 81% 96 % Asset weighted 1 year 60% 91% 92% 81% 75% 3 year 89% 84% 89% 93% 93% 5 year 89% 94% 90% 93% 97 % Allocation (Managed) Funds Equal weighted 1 year 38% 63% 67% 67% 100% 3 year 75% 75% 50% 75% 75% 5 year 86% 100% 86% 75% 88 % Asset weighted 1 year 41% 80% 58% 56% 100% 3 year 84% 84% 54% 94% 94% 5 year 95% 100% 96% 94% 98 % The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index. Prior period rankings have been adjusted to reflect a change in the calculation of FX forward and spot contract transactions executed by those funds, and also to include cash items primarily fee rebates, that were previously excluded from the gross performance calculations. Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor. Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index. Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income. Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc. 19 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Annuities Segment 20 of 51

Ameriprise Financial, Inc. Annuities Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Annuities Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 189 $ 188 $ 195 $ 198 $ 202 $ 792 $ 783 $ 13 7% $ (9) (1)% $ 4 2 % Distribution fees 82 84 85 88 88 347 345 6 7% (2) (1)% - - Net investment income 160 156 139 130 129 644 554 (31) (19)% (90) (14)% (1) (1)% Premiums 28 34 31 26 25 108 116 (3) (11)% 8 7% (1) (4)% Other revenues 154 142 170 175 174 585 661 20 13% 76 13% (1) (1)% Total revenues 613 604 620 617 618 2,476 2,459 5 1% (17) (1)% 1 - Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 613 604 620 617 618 2,476 2,459 5 1% (17) (1)% 1 - Expenses Distribution expenses 102 104 105 112 109 432 430 7 7% (2) - (3) (3)% Interest credited to fixed accounts 116 109 112 113 111 461 445 (5) (4)% (16) (3)% (2) (2)% Benefits, claims, losses and settlement expenses 164 164 168 158 174 665 664 10 6% (1) - 16 10 % Amortization of deferred acquisition costs 47 42 46 56 46 181 190 (1) (2)% 9 5% (10) (18)% Interest and debt expense 11 11 10 9 9 40 39 (2) (18)% (1) (3)% - - General and administrative expense 54 46 50 49 49 201 194 (5) (9)% (7) (3)% - - Adjusted operating expenses 494 476 491 497 498 1,980 1,962 4 1% (18) (1)% 1 - Pretax adjusted operating earnings $ 119 $ 128 $ 129 $ 120 $ 120 $ 496 $ 497 $ 1 1% $ 1 - $ - - Pretax adjusted operating margin 19.4% 21.2% 20.8% 19.4% 19.4% 20.0% 20.2% - 0.2% - Return on Capital Allocated capital $ 1,892 $ 1,770 $ 1,741 $ 1,802 $ 1,861 $ 1,892 $ 1,861 $ (31) (2)% $ (31) (2)% $ 59 3 % Adjusted operating return on allocated capital (1) 21.9% 22.2% 22.9% 22.7% 23.0% 21.9% 23.0% 1.1% 1.1% 0.3% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. 21 of 51

Ameriprise Financial, Inc. Annuities Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Product Information Variable Annuities Pretax adjusted operating earnings $ 115 $ 115 $ 119 $ 105 $ 113 $ 458 $ 452 $ (2) (2)% $ (6) (1)% $ 8 8 % Allocated capital (1) $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ - - $ - - $ - - Adjusted operating return on allocated capital (2) 59.4% 59.5% 60.6% 58.2% 58.4% 59.4% 58.4% (1.0)% (1.0)% 0.2 % Fixed Annuities (3) Pretax adjusted operating earnings $ 4 $ 13 $ 10 $ 15 $ 7 $ 38 $ 45 $ 3 75% $ 7 18% $ (8) (53)% Allocated capital $ 1,242 $ 1,120 $ 1,091 $ 1,152 $ 1,211 $ 1,242 $ 1,211 $ (31) (2)% $ (31) (2)% $ 59 5 % Adjusted operating return on allocated capital (2) 2.6% 2.4% 2.3% 3.0% 3.2% 2.6% 3.2% 0.6% 0.6% 0.2 % Variable Annuities Rollforward Beginning balance $ 79,444 $ 72,042 $ 76,875 $ 78,054 $ 77,452 $ 80,340 $ 72,042 $ (1,992) (3)% $ (8,298) (10)% $ (602) (1)% Deposits 1,017 867 1,030 1,083 1,107 4,458 4,087 90 9% (371) (8)% 24 2 % Withdrawals and terminations (1,803) (1,722) (1,891) (1,774) (1,863) (7,758) (7,250) (60) (3)% 508 7% (89) (5)% Net flows (786) (855) (861) (691) (756) (3,300) (3,163) 30 4% 137 4% (65) (9)% Investment performance and interest credited (6,616) 5,688 2,040 87 3,374 (4,998) 11,189 9,990 # 16,187 # 3,287 # Other - - - 2 (2) - - (2) - - - (4) # Total ending balance - contract accumulation values $ 72,042 $ 76,875 $ 78,054 $ 77,452 $ 80,068 $ 72,042 $ 80,068 $ 8,026 11% $ 8,026 11% $ 2,616 3 % Variable annuities fixed sub-accounts $ 5,129 $ 5,127 $ 5,114 $ 5,122 $ 5,103 $ 5,129 $ 5,103 $ (26) (1)% $ (26) (1)% $ (19) - Fixed Deferred Annuities Rollforward Beginning balance $ 8,875 $ 8,714 $ 8,588 $ 8,490 $ 8,409 $ 9,320 $ 8,714 $ (466) (5)% $ (606) (7)% $ (81) (1)% Deposits 60 89 94 65 44 211 292 (16) (27)% 81 38% (21) (32)% Withdrawals and terminations (289) (284) (260) (215) (219) (1,097) (978) 70 24% 119 11% (4) (2)% Net flows (229) (195) (166) (150) (175) (886) (686) 54 24% 200 23% (25) (17)% Policyholder interest credited 68 68 69 68 72 280 277 4 6% (3) (1)% 4 6 % Other - 1 (1) 1 - - 1 - - 1 - (1) # Total ending balance - contract accumulation values $ 8,714 $ 8,588 $ 8,490 $ 8,409 $ 8,306 $ 8,714 $ 8,306 $ (408) (5)% $ (408) (5)% $ (103) (1)% Capitalized interest $ 1 $ - $ - $ - $ - $ 1 $ - $ (1) # $ (1) # $ - - Payout Annuities Reserve Balance $ 2,082 $ 2,078 $ 2,072 $ 2,060 $ 2,055 $ 2,082 $ 2,055 $ (27) (1)% $ (27) (1)% $ (5) - Tax Equivalent Spread - Fixed Deferred Annuities (4) Gross rate of return on invested assets (5) 4.1% 4.0% 4.0% 3.9% 3.9% 4.1% 4.0% (0.2)% (0.1)% - Crediting rate excluding capitalized interest (3.2)% (3.2)% (3.3)% (3.3)% (3.3)% (3.2)% (3.3)% (0.1)% (0.1)% - Tax equivalent margin spread 0.9% 0.8% 0.7% 0.6% 0.6% 0.9% 0.7% (0.3)% (0.2)% - Total Variable Annuities DAC Beginning balance $ 1,803 $ 1,733 $ 1,763 $ 1,756 $ 1,719 $ 1,747 $ 1,733 $ (84) (5)% $ (14) (1)% $ (37) (2)% Capitalization 39 34 39 41 40 167 154 1 3% (13) (8)% (1) (2)% Non adjusted operating amortization (63) 28 4 4 72 (42) 108 135 # 150 # 68 # Amortization per income statement (44) (18) (36) (78) (43) (161) (175) 1 2% (14) (9)% 35 45 % Other (2) (14) (14) (4) 2 22 (30) 4 # (52) # 6 # Total ending balance $ 1,733 $ 1,763 $ 1,756 $ 1,719 $ 1,790 $ 1,733 $ 1,790 $ 57 3% $ 57 3% $ 71 4 % Total Fixed Deferred Annuities DAC Beginning balance $ 84 $ 81 $ 64 $ 53 $ 53 $ 71 $ 81 $ (31) (37)% $ 10 14% $ - - Capitalization 2 1 3 2 1 4 7 (1) (50)% 3 75% (1) (50)% Non adjusted operating amortization (1) - - - - (1) - 1 # 1 # - - Amortization per income statement (3) (6) (4) - (3) (20) (13) - - 7 35% (3) - Other (1) (12) (10) (2) 3 27 (21) 4 # (48) # 5 # Total ending balance $ 81 $ 64 $ 53 $ 53 $ 54 $ 81 $ 54 $ (27) (33)% $ (27) (33)% $ 1 2% (1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes. (2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (3) Includes payout annuities. (4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets. (5) In the 4th quarter of 2018 through the 4th quarter of 2019, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.0%, 4.0%, 3.9%, 3.9% and 3.9% respectively. # Variance equal to or greater than 100%. 22 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Protection Segment 23 of 51

Ameriprise Financial, Inc. Protection Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Protection Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 11 $ 11 $ 11 $ 11 $ 11 $ 47 $ 44 $ - - $ (3) (6)% $ - - Distribution fees 24 23 23 24 24 93 94 - - 1 1% - - Net investment income 73 78 76 77 77 289 308 4 5% 19 7% - - Premiums 51 50 51 50 50 204 201 (1) (2)% (3) (1)% - - Other revenues 101 100 98 103 99 463 400 (2) (2)% (63) (14)% (4) (4)% Total revenues 260 262 259 265 261 1,096 1,047 1 - (49) (4)% (4) (2)% Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 260 262 259 265 261 1,096 1,047 1 - (49) (4)% (4) (2)% Expenses Distribution expenses 12 11 11 11 11 48 44 (1) (8)% (4) (8)% - - Interest credited to fixed accounts 51 52 52 54 54 200 212 3 6% 12 6% - - Benefits, claims, losses and settlement expenses 77 74 81 92 80 404 327 3 4% (77) (19)% (12) (13)% Amortization of deferred acquisition costs 14 14 13 12 14 35 53 - - 18 51% 2 17 % Interest and debt expense 3 4 4 4 3 14 15 - - 1 7% (1) (25)% General and administrative expense 36 33 33 35 34 140 135 (2) (6)% (5) (4)% (1) (3)% Adjusted operating expenses 193 188 194 208 196 841 786 3 2% (55) (7)% (12) (6)% Pretax adjusted operating earnings $ 67 $ 74 $ 65 $ 57 $ 65 $ 255 $ 261 $ (2) (3)% $ 6 2% $ 8 14 % Pretax adjusted operating margin 25.8% 28.2% 25.1% 21.5% 24.9% 23.3% 24.9% (0.9)% 1.6% 3.4 % Return on Capital Allocated capital $ 850 $ 773 $ 743 $ 769 $ 777 $ 850 $ 777 $ (73) (9)% $ (73) (9)% $ 8 1 % Adjusted operating return on allocated capital (1) 27.2% 27.6% 28.3% 28.1% 28.0% 27.2% 28.0% 0.8% 0.8% (0.1)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. 24 of 51

Ameriprise Financial, Inc. Protection Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Cash Sales VUL / UL (1) $ 75 $ 56 $ 70 $ 71 $ 69 $ 297 $ 266 $ (6) (8)% $ (31) (10)% $ (2) (3)% Term and whole life 2 2 2 2 3 8 9 1 50% 1 13% 1 50 % Disability insurance - 1 1 1 - 3 3 - - - - (1) # Total cash sales $ 77 $ 59 $ 73 $ 74 $ 72 $ 308 $ 278 $ (5) (6)% $ (30) (10)% $ (2) (3)% VUL / UL Policyholder Account Balances Beginning balance $ 12,763 $ 11,951 $ 12,578 $ 12,790 $ 12,785 $ 12,534 $ 11,951 $ 22 - $ (583) (5)% $ (5) - Premiums and deposits 260 231 248 248 261 1,017 988 1 - (29) (3)% 13 5 % Investment performance and interest (758) 720 270 58 503 (303) 1,551 1,261 # 1,854 # 445 # Withdrawals and surrenders (316) (324) (305) (311) (313) (1,298) (1,253) 3 1% 45 3% (2) (1)% Other 2 - (1) - - 1 (1) (2) # (2) # - - Total ending balance $ 11,951 $ 12,578 $ 12,790 $ 12,785 $ 13,236 $ 11,951 $ 13,236 $ 1,285 11% $ 1,285 11% $ 451 4 % Premiums by Product Term and whole life $ 10 $ 11 $ 11 $ 10 $ 11 $ 43 $ 43 $ 1 10% $ - - $ 1 10 % Disability insurance 35 33 34 34 32 138 133 (3) (9)% (5) (4)% (2) (6)% Intercompany premiums 6 6 6 6 7 23 25 1 17% 2 9% 1 17 % Total premiums by product $ 51 $ 50 $ 51 $ 50 $ 50 $ 204 $ 201 $ (1) (2)% $ (3) (1)% $ - - DAC Rollforward Life and Health Beginning balance $ 926 $ 944 $ 926 $ 900 $ 851 $ 839 $ 944 $ (75) (8)% $ 105 13% $ (49) (5)% Capitalization 21 19 20 20 19 83 78 (2) (10)% (5) (6)% (1) (5)% Non adjusted operating amortization (1) 11 6 (12) - 2 5 1 # 3 # 12 # Amortization per income statement (14) (14) (13) (9) (17) (35) (53) (3) (21)% (18) (51)% (8) (89)% Other 12 (34) (39) (48) (3) 55 (124) (15) # (179) # 45 94 % Total ending balance $ 944 $ 926 $ 900 $ 851 $ 850 $ 944 $ 850 $ (94) (10)% $ (94) (10)% $ (1) - Life Insurance in Force $ 195,146 $ 194,888 $ 194,976 $ 194,806 $ 195,103 $ 195,146 $ 195,103 $ (43) - $ (43) - $ 297 - Net Amount at Risk $ 40,629 $ 39,800 $ 39,472 $ 39,318 $ 38,976 $ 40,629 $ 38,976 $ (1,653) (4)% $ (1,653) (4)% $ (342) (1)% Net Policyholder Reserves VUL / UL $ 11,243 $ 11,975 $ 12,232 $ 12,202 $ 12,676 $ 11,243 $ 12,676 $ 1,433 13% $ 1,433 13% $ 474 4 % Term and whole life 189 188 186 184 181 189 181 (8) (4)% (8) (4)% (3) (2)% Disability insurance 524 523 519 518 519 524 519 (5) (1)% (5) (1)% 1 - Other insurance 715 706 700 690 682 715 682 (33) (5)% (33) (5)% (8) (1)% Total net policyholder reserves $ 12,671 $ 13,392 $ 13,637 $ 13,594 $ 14,058 $ 12,671 $ 14,058 $ 1,387 11% $ 1,387 11% $ 464 3% (1) Includes lump sum deposits. # Variance equal to or greater than 100%. 25 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Corporate & Other Segment 26 of 51

Ameriprise Financial, Inc. Corporate & Other Segment Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Product Information (1) Corporate excluding Long Term Care and Auto & Home Adjusted operating total net revenues $ (6) $ (14) $ (11) $ (11) $ (25) $ (48) $ (61) $ (19) # $ (13) (27)% $ (14) # Adjusted operating expenses 41 64 68 62 78 185 272 37 90% 87 47% 16 26 % Pretax adjusted operating earnings (loss) $ (47) $ (78) $ (79) $ (73) $ (103) $ (233) $ (333) $ (56) # $ (100) (43)% $ (30) (41)% Long Term Care Adjusted operating total net revenues $ 72 $ 68 $ 68 $ 69 $ 69 $ 274 $ 274 $ (3) (4)% $ - - $ - - Adjusted operating expenses 77 62 64 77 71 335 274 (6) (8)% (61) (18)% (6) (8)% Pretax adjusted operating earnings (loss) $ (5) $ 6 $ 4 $ (8) $ (2) $ (61) $ - $ 3 60% $ 61 # $ 6 75 % Allocated capital $ 714 $ 697 $ 699 $ 686 $ 708 $ 714 $ 708 $ (6) (1)% $ (6) (1)% $ 22 3 % Auto and Home Insurance (2) Pretax adjusted operating earnings (loss) $ 3 $ 9 $ 14 $ (10) N/A $ (10) N/A N/A N/A N/A N/A N/A N/A (1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care and Auto & Home (2) Auto & Home business sold as of October 1, 2019 to American Family Insurance # Variance equal to or greater than 100%. 27 of 51

Ameriprise Financial, Inc. Eliminations (1) Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Eliminations Adjusted Operating Income Statements Revenues Management and financial advice fees $ (34) $ (33) $ (35) $ (35) $ (36) $ (136) $ (139) $ (2) (6)% $ (3) (2)% $ (1) (3)% Distribution fees (298) (288) (303) (313) (310) (1,243) (1,214) (12) (4)% 29 2% 3 1 % Net investment income (2) (5) (5) (7) (6) (7) (23) (4) # (16) # 1 14 % Premiums (9) (9) (8) (8) (9) (34) (34) - - - - (1) (13)% Other revenues - - - - - - - - - - - - - Total revenues (343) (335) (351) (363) (361) (1,420) (1,410) (18) (5)% 10 1% 2 1 % Banking and deposit interest expense (2) (2) (2) (1) (3) (6) (8) (1) (50)% (2) (33)% (2) # Adjusted operating total net revenues (341) (333) (349) (362) (358) (1,414) (1,402) (17) (5)% 12 1% 4 1 % Expenses Distribution expenses (321) (310) (324) (337) (334) (1,335) (1,305) (13) (4)% 30 2% 3 1 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses (2) (4) (5) (4) 1 (13) (12) 3 # 1 8% 5 # Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense (1) (3) (4) (4) (4) (1) (15) (3) # (14) # - - General and administrative expense (17) (16) (16) (17) (21) (65) (70) (4) (24)% (5) (8)% (4) (24)% Adjusted operating expenses (341) (333) (349) (362) (358) (1,414) (1,402) (17) (5)% 12 1% 4 1 % Pretax adjusted operating earnings $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - (1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses. # Variance equal to or greater than 100%. 28 of 51

Statistical Supplement Package (unaudited) Fourth Quarter 2019 Balance Sheet and Ratings Information 29 of 51

Ameriprise Financial, Inc. Consolidated Balance Sheets Fourth Quarter 2019 (in millions, unaudited) December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Assets Cash and cash equivalents $ 2,931 $ 3,259 $ 4,302 $ 5,290 $ 3,709 Cash of consolidated investment entities 166 88 59 102 118 Investments 35,825 33,463 35,300 35,725 37,915 Investments of consolidated investment entities 1,706 1,740 1,707 1,650 1,606 Separate account assets 77,925 83,571 84,926 84,067 87,488 Receivables 6,173 7,434 7,412 7,328 7,202 Receivables of consolidated investment entities 12 28 23 20 8 Deferred acquisition costs 2,776 2,757 2,713 2,626 2,698 Restricted and segregated cash and investments 2,910 2,564 2,377 2,174 2,386 Other assets 6,792 7,472 7,832 8,545 8,698 Assets held for sale - 2,027 2,027 1,986 - Total Assets $ 137,216 $ 144,403 $ 148,678 $ 149,513 $ 151,828 Liabilities Policyholder account balances, future policy benefits and claims $ 30,124 $ 29,463 $ 30,183 $ 31,146 $ 30,512 Separate account liabilities 77,925 83,571 84,926 84,067 87,488 Customer deposits 11,545 11,520 13,273 13,436 14,430 Short-term borrowings 201 201 201 201 201 Long-term debt 2,867 3,394 3,104 3,101 3,097 Debt of consolidated investment entities 1,743 1,731 1,707 1,670 1,628 Accounts payable and accrued expenses 1,862 1,596 1,686 1,783 1,884 Other liabilities 5,239 5,808 6,366 6,925 6,775 Other liabilities of consolidated investment entities 122 105 61 82 84 Liabilities held for sale - 1,171 1,141 1,105 - Total Liabilities 131,628 138,560 142,648 143,516 146,099 Equity Ameriprise Financial Common shares ($.01 par) 3 3 3 3 3 Additional paid-in capital 8,260 8,270 8,337 8,392 8,461 Retained earnings 12,909 13,172 13,530 13,944 14,279 Treasury stock (15,293) (15,637) (16,109) (16,679) (17,276) Accumulated other comprehensive income, net of tax (291) 35 269 337 262 Total Equity 5,588 5,843 6,030 5,997 5,729 Total Liabilities and Equity $ 137,216 $ 144,403 $ 148,678 $ 149,513 $ 151,828 30 of 51

Ameriprise Financial, Inc. Capital and Ratings Information Fourth Quarter 2019 (in millions unless otherwise noted, unaudited) December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 3,350 $ 3,050 $ 3,050 $ 3,050 Finance Lease Liabilities 25 55 64 61 57 Fair value of hedges, unamortized discount and debt issuance costs (8) (11) (10) (10) (10) Total Ameriprise Financial long-term debt 2,867 3,394 3,104 3,101 3,097 Non-recourse debt of consolidated investment entities 1,743 1,731 1,707 1,670 1,628 Total long-term debt $ 4,610 $ 5,125 $ 4,811 $ 4,771 $ 4,725 Total Ameriprise Financial long-term debt $ 2,867 $ 3,394 $ 3,104 $ 3,101 $ 3,097 Fair value of hedges, unamortized discount and debt issuance costs 8 11 10 10 10 Finance lease liabilities (25) (55) (64) (61) (57) Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities (1) $ 2,850 $ 3,350 $ 3,050 $ 3,050 $ 3,050 Total equity (2) $ 5,588 $ 5,843 $ 6,030 $ 5,997 $ 5,729 Equity of consolidated investment entities (1) (1) (1) - (1) (1) Total equity excluding CIEs $ 5,587 $ 5,842 $ 6,029 $ 5,997 $ 5,728 Total Ameriprise Financial capital $ 8,455 $ 9,237 $ 9,134 $ 9,098 $ 8,826 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) $ 8,437 $ 9,192 $ 9,079 $ 9,047 $ 8,778 Debt to capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.9% 36.7% 34.0% 34.1% 35.1 % Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) 33.8% 36.4% 33.6% 33.7% 34.7 % A.M. Best Standard & Poor’s Rating Moody’s Investors Ratings (as of December 31, 2019 earnings release date) Company Services Service, Inc. Claims Paying Ratings (3) RiverSource Life Insurance Company A+ AA- Aa3 Ameriprise Captive Insurance Company A N/R N/R Debt Ratings (3) Ameriprise Financial, Inc. a- A A3 (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48. (2) Includes accumulated other comprehensive income, net of tax. (3) For the most current ratings information, please see the individual rating agency's website. N/R - Not Rated. 31 of 51

Ameriprise Financial, Inc. Ameriprise Financial Investments (1) Fourth Quarter 2019 (in millions unless otherwise noted, unaudited) December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Cash and cash equivalents $ 2,931 $ 3,259 $ 4,302 $ 5,290 $ 3,709 Investments - Ending Balances Available-for-Sale securities Corporate debt securities 14,066 12,938 12,660 12,508 12,187 Residential mortgage backed securities 6,329 6,301 7,770 8,112 10,029 Commercial mortgage backed securities 4,877 4,801 5,158 5,275 5,563 Asset backed securities 1,398 1,303 1,559 1,680 2,006 Total mortgage and other asset backed securities 12,604 12,405 14,487 15,067 17,598 State and municipal obligations 2,345 1,424 1,443 1,428 1,367 US government and agency obligations 1,745 1,710 1,763 1,693 1,680 Foreign government bonds and obligations 298 287 289 271 271 Other AFS Securities - - - - 26 Total other 4,388 3,421 3,495 3,392 3,344 Total available-for-sale securities 31,058 28,764 30,642 30,967 33,129 Commercial mortgage loans 2,715 2,663 2,681 2,723 2,797 Allowance for loan losses (19) (19) (19) (19) (19) Commercial mortgage loans, net 2,696 2,644 2,662 2,704 2,778 Policy loans 861 854 861 864 868 Other investments 1,210 1,201 1,135 1,190 1,140 Total investments 35,825 33,463 35,300 35,725 37,915 Total cash, cash equivalents and investments $ 38,756 $ 36,722 $ 39,602 $ 41,015 $ 41,624 Net unrealized gain Available-for-Sale Securities $ 387 $ 993 $ 1,551 $ 1,855 $ 1,797 AFS Fixed Maturity Asset Quality - % AAA 43% 46% 50% 5 1% 56 % AA 5% 5% 4% 4% 4 % AFS securities AA and above 48% 51% 54% 55% 60 % A 13% 11% 12% 11% 10 % BBB 36% 35% 31% 31% 28 % Below investment grade 3% 3% 3% 3% 2 % Total AFS fixed maturity asset quality - % 100% 100% 100% 100% 100 % Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments 3% 4% 4% 3% 3% (1) Investments excluding investments of CIEs. 32 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. 33 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from bank and certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. We issue insurance policies through our life insurance subsidiaries. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance- related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business and IDS Property Casualty Insurance Company which was sold on 10- 1-2019 to American Family Insurance. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. 34 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of CIEs, net of tax; integration and restructuring charges, net of tax; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization, net of tax; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization, net of tax; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual, net of tax; gain or loss on disposal of business that is not considered discontinued operations, net of tax; the mean reversion related impacts, net of tax; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net of tax; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual, net of tax; and income (loss) from discontinued operations. Adjusted Operating Expenses - Total expenses excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization; gain or loss on disposal of business that is not considered discontinued operations; the mean reversion related impacts; net realized investment gains or losses, net of DSIC and DAC amortization. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Advisement - Assets under advisement include external client assets for which we provide advisory services, such as model portfolios. We earn a fee on these assets but do not have full discretionary authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide advisory services such as model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Auto & Home was sold on 10-1-2019 to American Family Insurance. Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. 35 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, and unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. 36 of 51

Exhibit A Statistical Supplement Package (unaudited) Fourth Quarter 2019 Disclosed Items 37 of 51

Ameriprise Financial, Inc. Disclosed Items 4 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Mean Reversion Market Impact on Gain on Market Impact Related VA Guaranteed Securities Related Securities Indexed Universal the Disposal of Hedges Integration/Restructuring (1) (2) (3) (1) (3) (4) (5) (6) (7) (8) (in millions, unaudited) Impacts Benefits Gains/(Losses) Impacts Gains/(Losses) Life Benefits of Business CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (1) $ - $ - Distribution fees - - - - - - - - - - Net investment income - - (1) - (1) - - 22 2 - Premiums - - - - - - - - - - Other revenues - - - - - 8 - - - - Gain on disposal of business - - - - - - 213 - - - Total revenues - - (1) - (1) 8 213 21 2 - Banking and deposit interest expense - - - - - - - - - - Total net revenues - - (1) - (1) 8 213 21 2 - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - (13) - - - - Benefits, claims, losses and settlement expenses (24) 433 - - - - - - - - Amortization of deferred acquisition costs (14) (58) - (1) - 4 - - - - Interest and debt expense - - - - - - - 20 - - General and administrative expense - - - - - - - - - 6 Total expenses (38) 375 - (1) - (9) - 20 - 6 Pretax segment income (loss) $ 38 $ (375) $ (1) $ 1 $ (1) $ 17 $ 213 $ 1 $ 2 $ (6) Included in Adjusted Operating Earnings Corporate Consolidated Affordable Housing Excess Tax Benefits Investment from Share- (9) (10) (in millions, unaudited) Severance Adjustment Based Payments Revenues Management and financial advice fees $ - $ - $ - Distribution fees - - - Net investment income - (25) - Premiums - - - Other revenues - - - Gain on Disposal of Business - - - Total revenues - (25) - Banking and deposit interest expense - - - Adjusted operating total net revenues - (25) - Expenses Distribution expenses - - - Interest credited to fixed accounts - - - Benefits, claims, losses and settlement expenses - - - Amortization of deferred acquisition costs - - - Interest and debt expense - - - General and administrative expense 11 - - Adjusted operating expenses 11 - - Pretax adjusted operating earnings $ (11) $ (25) $ - Tax benefit (expense) $ 3 (1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Variable annuity guaranteed benefit impacts include: $433 million increase related to hedged variable annuity benefits $58 million net benefit in DAC and DSIC amortization resulting from hedged benefits (3) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (4) Indexed universal life benefit impacts include: $13 million net benefit related to hedged indexed universal life benefits $4 million increase in DAC amortization resulting from hedged indexed universal life benefits $8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects gain on the sale of Auto and Home (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (10) Excess tax benefits (deficiencies) related to share-based compensation 38 of 51

Ameriprise Financial, Inc. Disclosed Items 3 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Related Fixed Index VA Guaranteed Securities Related Securities Indexed Universal Securities of Hedges Integration/Restructuring (1) (2) (3) (4) (1) (4) (5) (6) (4) (7) (8) (in millions, unaudited) Impacts Annuity Benefits Benefits Gains/(Losses) Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - $ - Distribution fees - - - - - - - - - - - Net investment income - - - (4) - (10) - 24 4 (9) - Premiums - - - - - - - - - - - Other revenues - - - - - (3) 17 - - - - Total revenues - - - (4) - (13) 17 22 4 (9) - Banking and deposit interest expense - - - - - - - - - - - Total net revenues - - - (4) - (13) 17 22 4 (9) - Expenses Distribution expenses - - - - - - - - - - - Interest credited to fixed accounts - 1 - - - - (40) - - - - Benefits, claims, losses and settlement expenses 25 - (6) - - - - - - - - Amortization of deferred acquisition costs 10 - 8 - 1 (2) 9 - - - - Interest and debt expense - - - - - - - 22 - - - General and administrative expense - - - - - - - 1 - - 2 Total expenses 35 1 2 - 1 (2) (31) 23 - - 2 Pretax segment income (loss) $ (35) $ (1) $ (2) $ (4) $ (1) $ (11) $ 48 $ (1) $ 4 $ (9) $ (2) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Valuation Valuation Auto & Home Valuation Gain on Affordable Housing Excess Tax Benefits Assumption & Assumption & Catastrophe Assumption & the sale of Investment from Share- (9) (9) (10) (9) (11) (12) (13) (in millions, unaudited) Model Changes Model Changes Losses Model Changes Real Estate Adjustment Based Payments Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - Distribution fees - - - - - - - Net investment income - - - - - (10) - Premiums - - - - - - - Other revenues - 5 - - 7 - - Total revenues - 5 - - 7 (10) - Banking and deposit interest expense - - - - - - - Adjusted operating total net revenue - 5 - - 7 (10) - Expenses Distribution expenses - - - - - - - Interest credited to fixed accounts - - - - - - - Benefits, claims, losses and settlement expenses (12) 16 33 8 - - - Amortization of deferred acquisition costs 11 2 - - - - - Interest and debt expense - - - - - - - General and administrative expense - - - - - - - Adjusted operating expenses (1) 18 33 8 - - - Pretax adjusted operating earnings $ 1 $ (13) $ (33) $ (8) $ 7 $ (10) $ - Tax benefit (expense) $ 4 (1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Fixed index annuity benefit impacts include: $1 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (3) Variable annuity guaranteed benefit impacts include: $6 million net benefit related to hedged variable annuity benefits $8 million increase in DAC and DSIC amortization resulting from hedged benefits (4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (5) Indexed universal life benefit impacts include: $40 million net benefit related to hedged indexed universal life benefits $9 million increase in DAC amortization resulting from hedged indexed universal life benefits $17 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review (10) Total auto and home catastrophe losses (11) Reflects net proceeds of gain on the sale of the Oakridge facility (12) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (13) Excess tax benefits (deficiencies) related to share-based compensation 39 of 51

Ameriprise Financial, Inc. Disclosed Items 2 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Related Fixed Index VA Guaranteed Related Securities Indexed Universal Securities of Hedges Integration/Restructuring (1) (2) (3) (1) (4) (5) (6) (4) (7) (8) (in millions, unaudited) Impacts Annuity Benefits Benefits Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ (1) $ - $ - $ - Distribution fees - - - - - - - - - - Net investment income - - - - 1 - 25 (1) (18) - Premiums - - - - - - - - - - Other revenues - - - - - (8) - - - - Total revenues - - - - 1 (8) 24 (1) (18) - Banking and deposit interest expense - - - - - - - - - - Total net revenues - - - - 1 (8) 24 (1) (18) - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - (1) - - - 23 - - - - Benefits, claims, losses and settlement expenses (11) - 64 - - - - - - - Amortization of deferred acquisition costs (6) - (4) (1) - (5) - - - - Interest and debt expense - - - - - - 22 - - - General and administrative expense - - - - - - 1 - - 2 Total expenses (17) (1) 60 (1) - 18 23 - - 2 Pretax segment income (loss) $ 17 $ 1 $ (60) $ 1 $ 1 $ (26) $ 1 $ (1) $ (18) $ (2) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Excess Tax Benefits Catastrophe from Share- (9) (10) (in millions, unaudited) Losses Based Payments Revenues Management and financial advice fees $ - $ - Distribution fees - - Net investment income - - Premiums - - Other revenues - - Total revenues - - Banking and deposit interest expense - - Adjusted operating total net revenues - - Expenses Distribution expenses - - Interest credited to fixed accounts - - Benefits, claims, losses and settlement expenses 18 - Amortization of deferred acquisition costs - - Interest and debt expense - - General and administrative expense - - Adjusted operating expenses 18 - Pretax adjusted operating earnings $ (18) $ - Tax benefit (expense) $ 3 (1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Fixed index annuity benefit impacts include: $1 million net benefit related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (3) Variable annuity guaranteed benefit impacts include: $64 million net expense related to hedged variable annuity benefits $4 million decrease in DAC and DSIC amortization resulting from hedged benefits (4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (5) Indexed universal life benefit impacts include: $23 million net expense related to hedged indexed universal life benefits $5 million decrease in DAC amortization resulting from hedged indexed universal life benefits $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Total auto and home catastrophe losses (10) Excess tax benefits (deficiencies) related to share-based compensation 40 of 51

Ameriprise Financial, Inc. Disclosed Items 1 Qtr 2019 Excluded from Adjusted Operating Earnings Asset Management Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Mean Reversion Market Impact on Market Impact Securities Related Securities VA Guaranteed Related Securities Indexed Universal of Hedges Integration/Restructuring (1) (2) (1) (3) (2) (1) (4) (5) (6) (7) (in millions, unaudited) Gains/(Losses) Impacts Gains/(Losses) Benefits Impacts Gains/(Losses) Life Benefits CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - Distribution fees - - - - - - - - - - Net investment income (1) - 12 - - (2) - 23 (10) (3) Premiums - - - - - - - - - - Other revenues - - - - - - (17) - - - Total revenues (1) - 12 - - (2) (17) 21 (10) (3) Banking and deposit interest expense - - - - - - - - - - Total net revenues (1) - 12 - - (2) (17) 21 (10) (3) Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - - 43 - - - Benefits, claims, losses and settlement expenses - (16) - 170 - - - - - - Amortization of deferred acquisition costs - (18) - (28) (2) - (9) - - - Interest and debt expense - - - - - - - 20 - - General and administrative expense - - - - - - - 1 - 4 Total expenses - (34) - 142 (2) - 34 21 - 4 Pretax segment income (loss) $ (1) $ 34 $ 12 $ (142) $ 2 $ (2) $ (51) $ - $ (10) $ (7) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Excess Tax Benefits Catastrophe from Share- (8) (9) (in millions, unaudited) Losses Based Payments Revenues Management and financial advice fees $ - $ - Distribution fees - - Net investment income - - Premiums - - Other revenues - - Total revenues - - Banking and deposit interest expense - - Adjusted operating total net revenues - - Expenses Distribution expenses - - Interest credited to fixed accounts - - Benefits, claims, losses and settlement expenses 14 - Amortization of deferred acquisition costs - - Interest and debt expense - - General and administrative expense - - Adjusted operating expenses 14 - Pretax adjusted operating earnings $ (14) $ - Tax benefit (expense) $ 5 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees (3) Variable annuity guaranteed benefit impacts include: $170 million net expense related to hedged variable annuity benefits $28 million decrease in DAC and DSIC amortization resulting from hedged benefits (4) Indexed universal life benefit impacts include: $43 million net expense related to hedged indexed universal life benefits $9 million decrease in DAC amortization resulting from hedged indexed universal life benefits $17 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects revenues and expenses of Consolidated Investment Entities (6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (7) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (8) Total auto and home catastrophe losses (9) Excess tax benefits (deficiencies) related to share-based compensation 41 of 51

Ameriprise Financial, Inc. Disclosed Items 4 Qtr 2018 Excluded from Adjusted Operating Earnings Advice & Wealth Annuities Protection Corporate and Eliminations Management Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Securities Related Securities VA Guaranteed Fixed Index Related Securities Indexed Universal Securities of Hedges Integration (1) (2) (1) (3) (4) (2) (1) (5) (1) (6) (7) (8) (in millions, unaudited) Gains/(Losses) Impacts Gains/(Losses) Benefits Annuity Benefits Impacts Gains/(Losses) Life Benefits Gains/(Losses) CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - Distribution fees - - - - - - - - - - - - Net investment income (1) - 3 - - - (3) - (4) 36 (16) - Premiums - - - - - - - - - - - - Other revenues - - - - - - - (2) - - - - Total revenues (1) - 3 - - - (3) (2) (4) 34 (16) - Banking and deposit interest expense - - - - - - - - - - - - Total net revenues (1) - 3 - - - (3) (2) (4) 34 (16) - Expenses Distribution expenses - - - - - - - - - - - - Interest credited to fixed accounts - - - - (1) - - 9 - - - - Benefits, claims, losses and settlement expenses - 39 - (133) - - - - - - - - Amortization of deferred acquisition costs - 29 1 34 - 3 - (2) - - - - Interest and debt expense - - - - - - - - - 32 - - General and administrative expense - - - - - - - - - 3 - 3 Total expenses - 68 1 (99) (1) 3 - 7 - 35 - 3 Pretax segment income (loss) $ (1) $ (68) $ 2 $ 99 $ 1 $ (3) $ (3) $ (9) $ (4) $ (1) $ (16) $ (3) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Department of Excess Tax Benefits Catastrophe Labor Implementation Severance from Share- (9) (10) (11) (12) (in millions, unaudited) Losses Costs Expense Based Payments Revenues Management and financial advice fees $ - $ - $ - $ - Distribution fees - - - - Net investment income - - - - Premiums - - - - Other revenues - - - - Total revenues - - - - Banking and deposit interest expense - - - - Adjusted operating total net revenues - - - - Expenses Distribution expenses - - - - Interest credited to fixed accounts - - - - Benefits, claims, losses and settlement expenses 12 - - - Amortization of deferred acquisition costs - - - - Interest and debt expense - - - - General and administrative expense - 1 1 - Adjusted operating expenses 12 1 1 - Pretax adjusted operating earnings $ (12) $ (1) $ (1) $ - Tax benefit (expense) $ 2 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (3) Variable annuity guaranteed benefit impacts include: $133 million net benefit related to hedged variable annuity benefits $34 million increase in DAC and DSIC amortization resulting from hedged benefits (4) Fixed index annuity benefit impacts include: $1 million net benefit related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (5) Indexed universal life benefit impacts include: $9 million net expense related to hedged indexed universal life benefits $2 million decrease in DAC amortization resulting from hedged indexed universal life benefits $2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments (9) Total auto and home catastrophe losses (10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (11) Severance expense (12) Excess tax benefits (deficiencies) related to share-based compensation 42 of 51

Exhibit B Statistical Supplement Package (unaudited) Fourth Quarter 2019 Corporate & Other Segment Details 43 of 51

Ameriprise Financial, Inc. Corporate Excluding Long Term Care and Auto & Home Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Corporate Excluding Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ (1) $ 1 $ - $ - $ - $ - - $ - - $ (1) # Distribution fees - - - - - - - - - - - - - Net investment income (6) (14) (10) (19) (26) (48) (69) (20) # (21) (44)% (7) (37)% Premiums - 1 - (1) (1) - (1) (1) - (1) - - - Other revenues 2 1 2 9 5 6 17 3 # 11 # (4) (44)% Total revenues (4) (12) (9) (10) (22) (42) (53) (18) # (11) (26)% (12) # Banking and deposit interest expense 2 2 2 1 3 6 8 1 50% 2 33% 2 # Adjusted operating total net revenues (6) (14) (11) (11) (25) (48) (61) (19) # (13) (27)% (14) # Expenses Distribution expenses - - - - - - - - - - - - - Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - (1) 1 - - - - - - - (1) # Interest and debt expense 4 6 9 8 10 13 33 6 # 20 # 2 25 % General and administrative expense 37 58 60 53 68 172 239 31 84% 67 39% 15 28 % Adjusted operating expenses 41 64 68 62 78 185 272 37 90% 87 47% 16 26 % Pretax adjusted operating earnings (loss) $ (47) $ (78) $ (79) $ (73) $ (103) $ (233) $ (333) $ (56) # $ (100) (43)% $ (30) (41)% # Variance equal to or greater than 100%. 44 of 51

Ameriprise Financial, Inc. Long Term Care Fourth Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Distribution fees - - - - - - - - - - - - - Net investment income 45 43 42 43 41 167 169 (4) (9)% 2 1% (2) (5)% Premiums 27 25 26 26 28 107 105 1 4% (2) (2)% 2 8 % Other revenues - - - - - - - - - - - - - Total revenues 72 68 68 69 69 274 274 (3) (4)% - - - - Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 72 68 68 69 69 274 274 (3) (4)% - - - - Expenses Distribution expenses (3) (3) (2) (3) (4) (11) (12) (1) (33)% (1) (9)% (1) (33)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses 71 56 56 70 64 306 246 (7) (10)% (60) (20)% (6) (9)% Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 3 3 4 3 3 12 13 - - 1 8% - - General and administrative expense 6 6 6 7 8 28 27 2 33% (1) (4)% 1 14 % Adjusted operating expenses 77 62 64 77 71 335 274 (6) (8)% (61) (18)% (6) (8)% Pretax adjusted operating earnings (loss) $ (5) $ 6 $ 4 $ (8) $ (2) $ (61) $ - $ 3 60% $ 61 # $ 6 75 % Net Policyholder Long Term Care Reserves (1) Active Life Reserves $ 2,018 $ 2,111 $ 2,182 $ 2,245 $ 2,256 $ 2,018 $ 2,256 $ 238 12% $ 238 12% $ 11 - Disabled Life Reserves 535 540 549 558 565 535 565 30 6% 30 6% 7 1 % Total net policyholder long term care reserves $ 2,553 $ 2,651 $ 2,731 $ 2,803 $ 2,821 $ 2,553 $ 2,821 $ 268 10% $ 268 10% $ 18 1% (1) SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income. # Variance equal to or greater than 100%. 45 of 51

Exhibit C Statistical Supplement Package (unaudited) Fourth Quarter 2019 Non-GAAP Financial Measure Reconciliations 46 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Fourth Quarter 2019 (in millions unless otherwise noted, unaudited) Year-to-date 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Return on Equity Net income (last twelve months) $ 2,098 $ 1,899 $ 1,929 $ 1,969 $ 1,893 $ 2,098 $ 1,893 Less adjustments (1) (63) (229) (229) (214) (297) (63) (297) Adjusted operating earnings (last twelve months) $ 2,161 $ 2,128 $ 2,158 $ 2,183 $ 2,190 $ 2,161 $ 2,190 Total Ameriprise Financial shareholders' equity (five point quarter end average) $ 5,735 $ 5,704 $ 5,742 $ 5,815 $ 5,837 $ 5,735 $ 5,837 Less AOCI, net of tax (five point quarter end average) (98) (137) (82) 21 122 (98) 122 Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average) 5,833 5,841 5,824 5,794 5,715 5,833 5,715 Less equity impacts attributable to the consolidated investment entities (five point quarter end average) 1 1 1 1 1 1 1 Adjusted operating equity (five point quarter end average) $ 5,832 $ 5,840 $ 5,823 $ 5,793 $ 5,714 $ 5,832 $ 5,714 Return on equity excluding AOCI 36.0% 32.5% 33.1% 34.0% 33.1% 36.0% 33.1% Adjusted operating return on equity excluding AOCI 37.1% 36.4% 37.1% 37.7% 38.3% 37.1% 38.3% Effective Tax Rate Pretax income $ 652 $ 470 $ 587 $ 641 $ 534 $ 2,484 $ 2,232 Less adjustments (2) (6) (165) (86) (14) (324) (80) (589) Pretax adjusted operating earnings $ 658 $ 635 $ 673 $ 655 $ 858 $ 2,564 $ 2,821 Income tax provision $ 113 $ 75 $ 95 $ 98 $ 71 $ 386 $ 339 Adjusted operating income tax provision $ 114 $ 110 $ 113 $ 101 $ 94 $ 403 $ 418 Effective tax rate 17.3% 15.9% 16.1% 15.4% 13.2% 15.5% 15.2% Adjusted operating effective tax rate 17.3% 17.3% 16.8% 15.4% 14.6% 15.7% 16.0% (1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 21%. (2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; gain or loss on disposal of business that is not considered discontinued operations; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated 47 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Fourth Quarter 2019 (in millions unless otherwise noted, unaudited) December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 3,350 $ 3,050 $ 3,050 $ 3,050 Finance lease liabilities 25 55 64 61 57 Fair value of hedges, unamortized discount and debt issuance costs (8) (11) (10) (10) (10) Total Ameriprise Financial long-term debt 2,867 3,394 3,104 3,101 3,097 Less fair value of hedges, unamortized discount and debt issuance costs (8) (11) (10) (10) (10) Less finance lease liabilities 25 55 64 61 57 Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities $ 2,850 $ 3,350 $ 3,050 $ 3,050 $ 3,050 Equity Summary Total equity $ 5,588 $ 5,843 $ 6,030 $ 5,997 $ 5,729 Less equity of consolidated investment entities 1 1 1 - 1 Total equity excluding CIEs $ 5,587 $ 5,842 $ 6,029 $ 5,997 $ 5,728 Capital Summary Total Ameriprise Financial long-term debt $ 2,867 $ 3,394 $ 3,104 $ 3,101 $ 3,097 Total equity 5,588 5,843 6,030 5,997 5,729 Total Ameriprise Financial capital 8,455 9,237 9,134 9,098 8,826 Less equity of consolidated investment entities 1 1 1 - 1 Less fair value of hedges, unamortized discount and debt issuance costs (8) (11) (10) (10) (10) Less finance lease liabilities 25 55 64 61 57 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs $ 8,437 $ 9,192 $ 9,079 $ 9,047 $ 8,778 Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.9% 36.7% 34.0% 34.1% 35.1% Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs 33.8% 36.4% 33.6% 33.7% 34.7% Total equity $ 5,588 $ 5,843 $ 6,030 $ 5,997 $ 5,729 AOCI (291) 35 269 337 262 Retained earnings attributable to CIEs 1 1 1 1 1 AOCI attributable to CIEs - - - (1) - Total equity $ 5,588 $ 5,843 $ 6,030 $ 5,997 $ 5,729 Less AOCI (291) 35 269 337 262 Total equity excluding AOCI $ 5,879 $ 5,808 $ 5,761 $ 5,660 $ 5,467 Total equity $ 5,588 $ 5,843 $ 6,030 $ 5,997 $ 5,729 Less retained earnings attributable to CIEs 1 1 1 1 1 Less AOCI (291) 35 269 337 262 Total equity excluding CIEs and AOCI $ 5,878 $ 5,807 $ 5,760 $ 5,659 $ 5,466 48 of 51

Exhibit D Statistical Supplement Package (unaudited) Fourth Quarter 2019 Revenue Detail by Product 49 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Revenue From Contracts With Customers Fourth Quarter 2019 Prior Year Comparisons (in millions, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Management and financial advice fees: Asset management fees: Retail $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Institutional - - - - - - - - - - - - - Advisory fees 728 725 779 813 839 2,865 3,156 111 15% 291 10% 26 3 % Financial planning fees 95 69 84 80 97 318 330 2 2% 12 4% 17 21 % Transaction and other fees 87 84 91 91 89 355 355 2 2% - - (2) (2)% Total management and financial advice fees 910 878 954 984 1,025 3,538 3,841 115 13% 303 9% 41 4 % Distribution Fees: Mutual funds 173 171 182 183 190 729 726 17 10% (3) - 7 4 % Insurance and annuity 217 205 218 226 226 890 875 9 4% (15) (2)% - - Other products 174 185 180 169 146 622 680 (28) (16)% 58 9% (23) (1 4)% Total distribution fees 564 561 580 578 562 2,241 2,281 (2) - 40 2% (16) (3)% Other revenues 40 45 49 40 43 171 177 3 8% 6 4% 3 8 % Total revenue from contracts with customers 1,514 1,484 1,583 1,602 1,630 5,950 6,299 116 8% 349 6% 28 2 % Revenue from other sources 96 105 106 115 110 328 436 14 15% 108 33% (5) (4)% Total segment gross revenues 1,610 1,589 1,689 1,717 1,740 6,278 6,735 130 8% 457 7% 23 1 % Banking and deposit interest expense 29 35 36 35 30 89 136 1 3% 47 53% (5) (1 4)% Total segment net revenues 1,581 1,554 1,653 1,682 1,710 6,189 6,599 129 8% 410 7% 28 2 % Less: intersegment revenues 230 219 230 240 235 952 924 5 2% (28) (3)% (5) (2)% Total net revenues $ 1,351 $ 1,335 $ 1,423 $ 1,442 $ 1,475 $ 5,237 $ 5,675 $ 124 9% $ 438 8% $ 33 2% 50 of 51

Ameriprise Financial, Inc. Asset Management Segment Revenue From Contracts With Customers Fourth Quarter 2019 Prior Year Comparisons (in millions, unaudited) Year-to-Date Qtr Chg - 4Q YTD Chg - 4Q Seq Qtr Chg - 4Q 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 4 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Management and financial advice fees: Asset management fees: Retail $ 443 $ 429 $ 442 $ 448 $ 464 $ 1,874 $ 1,783 $ 21 5% $ (91) (5)% $ 16 4 % Institutional 108 104 111 135 145 453 495 37 34% 42 9% 10 7 % Advisory fees - - - - - - - - - - - - - Financial planning fees - - - - - - - - - - - - - Transaction and other fees 46 46 47 48 48 190 189 2 4% (1) (1)% - - Total management and financial advice fees 597 579 600 631 657 2,517 2,467 60 10% (50) (2)% 26 4 % Distribution Fees: Mutual funds 59 57 60 59 61 260 237 2 3% (23) (9)% 2 3 % Insurance and annuity 42 41 43 43 44 173 171 2 5% (2) (1)% 1 2 % Other products - - - - - - - - - - - - - Total distribution fees 101 98 103 102 105 433 408 4 4% (25) (6)% 3 3 % Other revenues 1 1 3 - - 3 4 (1) # 1 33% - - Total revenue from contracts with customers 699 678 706 733 762 2,953 2,879 63 9% (74) (3)% 29 4 % Revenue from other sources 7 11 7 8 8 58 34 1 14% (24) (41)% - - Total segment gross revenues 706 689 713 741 770 3,011 2,913 64 9% (98) (3)% 29 4 % Banking and deposit interest expense - - 1 (1) - - - - - - - 1 # Total segment net revenues 706 689 712 742 770 3,011 2,913 64 9% (98) (3)% 28 4 % Less: intersegment revenues 13 13 14 13 15 50 55 2 15% 5 10% 2 15 % Total net revenues $ 693 $ 676 $ 698 $ 729 $ 755 $ 2,961 $ 2,858 $ 62 9% $ (103) (3)% $ 26 4% # Variance equal to or greater than 100%. 51 of 51